EXHIBIT 99.1

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-AR7

                               Marketing Materials

                           $[24,275,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                              RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                                                          Date Prepared: June [9], 2003

            WaMu Mortgage Pass-Through Certificates, Series 2004-AR7
            $[24,275,000] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=========== ================== ================== ================== =============== =============== ==============================
              Principal (1)                          Pmt Window       Certificate
                 Amount            WAL (Yrs)           (Mths)           Interest       Tranche             Expected Ratings
  Class         (Approx.)      To Roll/Mat (2)     To Roll/Mat (2)       Rate           Type                  Moody's/S&P
  -----         ---------      ----------------    ---------------    -----------    ---------------          -----------
    B1            $11,688,000      4.62/7.32         1-59/1-360           (3)         Subordinate              [Aa2/AA]
    B2             $8,092,000      4.62/7.32         1-59/1-360           (3)         Subordinate               [A2/A]
    B3             $4,495,000      4.62/7.32         1-59/1-360           (3)         Subordinate             [Baa2/BBB]
----------- ------------------ ----------------------------------------------------- --------------- ------------------------------
    B4             $1,798,000                                                         Subordinate              [Ba2/BB]
                                             Information Not Provided Hereby.
    B5             $1,348,000                                                         Subordinate               [B2/B]
    B6             $2,700,426                                                         Subordinate               [NR/NR]
=========== ================== ===================================================== =============== ==============================
  Total:          $30,121,426

(1)  The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to
     10%.
(2)  WAL and Payment Window for the Class B-1, Class B-2 and Class B-3
     Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.
(3)  For every Distribution Date, the Class B-1, Class B-2 and Class B-3 will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:  Washington Mutual Bank, FA ("WMBFA").

Lead Managers:  Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies: Moody's and S&P will rate the Certificates, except the Class
B-6 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this
Preliminary Term Sheet.

Cut-off Date:  June 1, 2004.

Expected Pricing Date:  On or about June [10], 2004.

Closing Date:  On or about June 24, 2004.

Distribution  Date:  The 25th of each month (or if such day is not a business  day,  the next  succeeding  business day), commencing in July 2004.

Servicing Fee:  0.375% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:  0.050% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:  The Class B-1, Class B-2 and Class B-3 Certificates (the "Offered  Certificates")  are being offered publicly.

The "Senior Certificates" will consist of the Class A-1, Class A-2A, Class A-2B,
Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (the "Class A
Certificates"), the Class X Certificates and the Class R Certificate. The
"Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the
Subordinate Certificates are collectively referred to herein as the
"Certificates."

Accrued Interest: The Offered Certificates will settle with accrued interest.
The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing
Date (23 days).

Interest Accrual Period: The interest accrual period with respect to all the
Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear
System.

Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible.
Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
Revenue Code or other similar laws.

SMMEA Treatment: The Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
Certificates will not constitute "mortgage related securities" for purposes of
SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average Roll Date:   The Distribution Date in [May 2009].

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans: As of June 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[899,133,527] (the "Mortgage
Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT or
One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan
("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately [95.68]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
Certificates, initially [2.05]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates,
initially [1.15]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially
[0.65]% total subordination.

Shifting Interest: Until the first Distribution Date occurring after [June
2011], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X
Certificates) are paid down to zero or the credit enhancement provided by the
Subordinate Certificates has doubled prior to such date as described below).
After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

          Periods:                          Unscheduled Principal Payments (%)
          --------                          ----------------------------------
          July 2004 - June 2011                0% Pro Rata Share
          July 2011 - June 2012               30% Pro Rata Share
          July 2012 - June 2013               40% Pro Rata Share
          July 2013 - June 2014               60% Pro Rata Share
          July 2014 - June 2015               80% Pro Rata Share
          July 2015 and after                100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the
Subordinate Certificates doubles (from the initial credit enhancement)
unscheduled principal payments will be paid pro-rata between the Senior
Certificates (other than the Class X Certificates) and Subordinate Certificates
(subject to the performance triggers described in the prospectus supplement).
However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [July 2007], the Subordinate
Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [July 2007], the
Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the
Senior Certificates, divided by the aggregate principal balance of the Mortgage
Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the
Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of Realized Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate
Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero;
second, pro rata to the Senior Certificates (other than the Class X
Certificates) until each respective class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the
Certificates (other than the Class X Certificates) on a pro rata basis.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior  Certificates,  pro rata  based on  amounts  due,  accrued  and unpaid interest, at the related Certificate Interest Rate;

2) Class R Certificate, principal, until its balance is reduced to zero;

3) To the Class A Certificates, sequentially: (a) To the Class A-1 Certificates, principal,  until their respective certificate principal balances are reduced to zero; (b) To the Class A-2A and Class A-2B  Certificates,  principal,  pro rata, until their respective  certificate  principal balances are reduced to zero; (c)
To the Class A-3  Certificates,  principal,  until their respective  certificate principal  balances  are  reduced  to zero;  (d) To the Class A-4  Certificates, principal,  until their respective certificate principal balances are reduced to zero;  (e) To the Class A-5  Certificates,  principal,  until  their  respective certificate  principal  balances  are  reduced  to zero;  (f) To the  Class  A-6
Certificates,  principal,  until their respective certificate principal balances are reduced to zero;

4) Class  B-1  Certificates,  accrued  and  unpaid  interest  at the  Class  B-1
Certificate Interest Rate;

5) Class B-1 Certificates, principal allocable to such Class;

6) Class  B-2  Certificates,  accrued  and  unpaid  interest  at the  Class  B-2
Certificate Interest Rate;

7) Class B-2 Certificates, principal allocable to such Class;

8) Class  B-3  Certificates,  accrued  and  unpaid  interest  at the  Class  B-3
Certificate Interest Rate;

9) Class B-3 Certificates, principal allocable to such Class;

10)  Class  B-4,  Class B-5 and Class B-6  Certificates,  in  sequential  order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

11) Class R Certificate, any remaining amount.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The  information  contained  herein  has  been  prepared  solely  for the use of
Greenwich  Capital  Markets,  Inc.  and has not been  independently  verified by
Greenwich Capital Markets,  Inc.  Accordingly,  Greenwich Capital Markets,  Inc.
makes no  express  or  implied  representations  or  warranties  of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets,  Inc. assumes no  responsibility  for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                     Yield Tables (%)

          Class B-1 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       12% CPR      15% CPR       20% CPR      25% CPR       30% CPR       40% CPR
          ==========================================================================================================================
                     93-26                5.439         5.439        5.445         5.520        5.609         5.699         5.936
          ==========================================================================================================================
          WAL (yr)                         4.91         4.91          4.89         4.62          4.35         4.10          3.57
          MDUR (yr)                        4.33         4.33          4.31         4.09          3.86         3.65          3.19
          First Prin Pay                    1             1            1             1            1             1             1
          Last Prin Pay                     59           59            59           59            59           59            59
          --------------------------------------------------------------------------------------------------------------------------

          Class B-2 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       12% CPR      15% CPR       20% CPR      25% CPR       30% CPR       40% CPR
          ==========================================================================================================================
                     92-21+               5.721         5.721        5.728         5.818        5.926         6.034         6.320
          ==========================================================================================================================
          WAL (yr)                         4.91         4.91          4.89         4.62          4.35         4.10          3.57
          MDUR (yr)                        4.32         4.32          4.30         4.08          3.85         3.64          3.17
          First Prin Pay                    1             1            1             1            1             1             1
          Last Prin Pay                     59           59            59           59            59           59            59
          --------------------------------------------------------------------------------------------------------------------------

          Class B-3 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       12% CPR      15% CPR       20% CPR      25% CPR       30% CPR       40% CPR
          ==========================================================================================================================
                     91-17+               6.003         6.003        6.012         6.117        6.243         6.370         6.704
          ==========================================================================================================================
          WAL (yr)                         4.91         4.91          4.89         4.62          4.35         4.10          3.57
          MDUR (yr)                        4.31         4.31          4.29         4.07          3.84         3.62          3.16
          First Prin Pay                    1             1            1             1            1             1             1
          Last Prin Pay                     59           59            59           59            59           59            59
          ----------------------------------------------------------------------------------------------------------------------------

                                                     Yield Tables (%)

          Class B-1 to Maturity
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       12% CPR      15% CPR       20% CPR      25% CPR       30% CPR       40% CPR
          ==========================================================================================================================
                     93-26                4.672         4.865        4.958         5.136        5.298         5.447         5.776
          ==========================================================================================================================
          WAL (yr)                        19.78         11.43         9.54         7.32          6.04         5.22          4.05
          MDUR (yr)                       12.51         8.46          7.32         5.87          5.00         4.41          3.51
          First Prin Pay                    1             1            1             1            1             1             1
          Last Prin Pay                    360           360          360           360          360           360           360
          --------------------------------------------------------------------------------------------------------------------------

          Class B-2 to Maturity
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       12% CPR      15% CPR       20% CPR      25% CPR       30% CPR       40% CPR
          ==========================================================================================================================
                     92-21+               4.770         5.010        5.125         5.344        5.543         5.725         6.124
          ==========================================================================================================================
          WAL (yr)                        19.78         11.43         9.54         7.32          6.04         5.22          4.05
          MDUR (yr)                       12.44         8.42          7.28         5.84          4.97         4.38          3.49
          First Prin Pay                    1             1            1             1            1             1             1
          Last Prin Pay                    360           360          360           360          360           360           360
          --------------------------------------------------------------------------------------------------------------------------

          Class B-3 to Maturity
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       12% CPR      15% CPR       20% CPR      25% CPR       30% CPR       40% CPR
          ==========================================================================================================================
                     91-17+               4.868         5.155        5.293         5.554        5.789         6.004         6.473
          ==========================================================================================================================
          WAL (yr)                        19.78         11.43         9.54         7.32          6.04         5.22          4.05
          MDUR (yr)                       12.37         8.38          7.25         5.81          4.95         4.36          3.48
          First Prin Pay                    1             1            1             1            1             1             1
          Last Prin Pay                    360           360          360           360          360           360           360
          --------------------------------------------------------------------------------------------------------------------------